                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No.33-79020) pertaining to the 1994 Stock Option Plan of Human Genome Sciences, Inc. of our report dated February 8, 1999 with respect to the financial statements of Human Genome Sciences, Inc. included in the Form 10-K for the year ended December 31, 1998.

                                                           /s/ Ernst & Young LLP

Vienna, Virginia
March 5, 1999

                                                                    EXHIBIT 23.1

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8 No.33-79022) pertaining to the 1993 Incentive and Non-Qualified Stock Option Plan of Human Genome Sciences, Inc. of our report dated February 8, 1999 with respect to the financial statements of Human Genome Sciences, Inc. included in the Form 10-K for the year ended December 31, 1998.

                                                           /s/ Ernst & Young LLP

Vienna, Virginia
March 5, 1999